UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Annual report
10 | 31 | 11

A world of investing.™

Putnam
INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets such as Brazil, Russia, and China.

The fund’s portfolio manager selects from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth- or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what the manager determines to be their true worth.

While the fund typically favors midsize and large companies, it can also invest in small companies. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund has the potential to let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Stock selection stresses fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100–200 stocks for consideration in the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Shep Perkins, CFA

The fund’s return exceeded that of its benchmark over the past year. What were the chief reasons for this outperformance?

Stock selection was the primary driver of the fund’s returns. Major contributors also included the fund’s benchmark-relative overweight position in the health-care sector and its underweight position in the financials sector. Our stock picks among North American companies and our strategic decision to avoid many European stocks also added to the fund’s results.

How did global market volatility impact the fund or your management of it?

The fund benefited in the first three quarters of the annual period from the recovery in global economic growth. When volatility increased toward the end of the fund’s fiscal year, however, the fund was challenged by investor risk aversion, as stocks in many sectors and regions sold off on renewed recession fears.

In terms of the portfolio, our response to the uncertainty and volatility involved reducing some of the pro-cyclical exposures that are relatively tightly linked to the prospects of global recovery. In this way, we sought to rebalance the portfolio’s exposures to cyclical and non-cyclical equities, so that broad market swings by themselves do not determine the fund’s performance potential.

Which regions or sectors held the best opportunities, in your view?

Our objective is to structure the fund so that it may perform well in a variety of market environments, including periods of higher volatility and relative calm. To that end, we continued to focus on bottom-up fundamental research because we believe stock selection will remain the key driver of the fund’s returns.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

To mitigate the effects of volatility, we increased our positions in consumer staples stocks, and reduced the fund’s exposure to the financials sector, particularly European financials, which suffered on macroeconomic concerns. We believe companies within the consumer staples sector are generally resilient to challenging economic environments. For example, Philip Morris International, which is among the fund’s top 10 holdings, is particularly attractive to us given its strong pricing power even in periods of subdued economic activity.

Among regions, Japanese equities were a slight overweight position relative to the benchmark, an exposure that we gradually increased over the past year. Japan, we believe, has the potential to surprise, both in terms of its level of economic activity and renewed corporate focus on increasing profitability. Accordingly, the portfolio has an overweight position relative to domestic Japanese companies.

North American equities also appeared selectively attractive to us during the period. Relative to the benchmark, the fund had an underweight exposure to this region, but our stock selection there, led by health care and energy, was an important contributor to returns.

What were some of the highlights among stocks that contributed to performance?

Aetna, a U.S. health maintenance organization [HMO], was the top contributor. The stock had suffered prior to the fund’s annual period because of regulatory pressures stemming from the national health-care reform bill that passed last year. We believe Aetna’s strong pricing actions drove underwriting margin expansion in the commercial business, and as such, the stock appreciated significantly. Another HMO position that did well was UnitedHealth, which was similarly rewarded by the market due to the company’s astute management. Both companies proved more resilient to economic turbulence in the United States than many expected. At the

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

close of the period, we maintained the fund’s positions in both HMOs.

Accenture, a management consultant firm that serves global companies in a variety of industries, was also among the top contributors to performance for the year. Accenture’s strong performance during this period was something of a surprise to many market participants because the global economic slowdown was expected to dampen demand for consulting services. Nevertheless, the company repeatedly demonstrated how it could help clients cut costs and improve efficiencies. As a result, Accenture was able to deliver faster sales growth and improved profit margins, and the company’s share price appreciated.

Among the fund’s energy holdings, Chevron also performed well. The company has what we consider one of the most reliable businesses among U.S. integrated oil companies. Given that its stock had been trading at a discount to its U.S. and European peers, we found it to be an attractive holding, and as the market gradually began to recognize the strength of the business, we sold the position, taking profits for the fund.

Which holdings or strategies held back performance?

Although we had some strong performance among holdings in the technology sector, this was offset by the poor performance of several companies. These included Longtop Financial Technologies, an information-technology services provider to large banks in China, which we sold before the fund’s fiscal year-end, and Research in Motion, which has been mired in a disappointing product

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

development cycle relative to its peers and which we sold by period-end. In addition, performance was hurt relative to the benchmark by lack of exposure to Apple, which generally appreciated in the course of the year.

We maintained an underweight exposure to financials for the entire fiscal period, but we did choose to own the stock of U.K.-based Barclays Capital. The company had ranked among the most attractive European financials, in our view, because it had less exposure to the troubled region of southern Europe than the company’s continental European peers. Nevertheless, Barclays’ investment-banking division suffered during the year, and the bank proved to be subject to the European debt crisis. Consequently, we sold the fund’s position in the stock, and for the time being we feel more comfortable seeking financial exposure elsewhere around the globe.

What is your outlook for global equity markets and the economy?

During the fund’s annual period, global growth shifted from recovery mode to a progressive slowdown, and going forward we expect the prospect of stagnation will be the primary obstacle facing global equity markets. Given this reality, many companies are pausing before committing capital to new investments. This, coupled with austerity programs in many developed economies, does not make for a strong set of growth conditions, in our view. We expect continued market volatility, moreover, because there is no quick fix to some of the major debt problems that beset Europe and the United States.

If there is a silver lining to this situation, it is that the prices of global equities currently reflect much bad news. In the event that certain markets or industries achieve a level of stabilization in the coming quarters, we believe selected stocks may have the potential to perform well in what is otherwise

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

a difficult environment. Within Europe, for example, we believe the United Kingdom offers a number of compelling opportunities in the homebuilding sector. In emerging markets, particularly China and Brazil, the growing strength of the domestic consumer is also a positive theme that we believe may benefit a variety of companies that are leveraged to it.

Thanks, Shep, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.10%	6.74%	6.35%	6.35%	6.35%	6.35%	6.62%	6.40%	6.85%	7.24%

10 years	42.90	34.76	32.41	32.41	32.62	32.62	35.85	31.07	39.65	46.16
Annual average	3.63	3.03	2.85	2.85	2.86	2.86	3.11	2.74	3.40	3.87

5 years	–12.68	–17.70	–15.93	–17.52	–15.85	–15.85	–14.82	–17.78	–13.70	–11.52
Annual average	–2.68	–3.82	–3.41	–3.78	–3.39	–3.39	–3.16	–3.84	–2.90	–2.42

3 years	35.84	28.02	32.79	29.79	32.80	32.80	33.85	29.13	34.95	36.97
Annual average	10.75	8.58	9.91	9.08	9.92	9.92	10.21	8.90	10.51	11.06

1 year	2.85	–3.03	2.01	–2.99	2.14	1.14	2.35	–1.21	2.65	3.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 10/31/11

		Lipper Global Large-Cap Core Funds
	MSCI World Index (ND)	category average*

Annual average (life of fund)	5.76%	7.31%

10 years	55.91	68.78
Annual average	4.54	5.21

5 years	–4.89	–2.35
Annual average	–1.00	–0.55

3 years	35.86	36.61
Annual average	10.75	10.92

1 year	1.76	0.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 113, 102, 78, 32, and 12 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,241 and $13,262, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,107. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,965 and $14,616, respectively.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.101		$0.033	$0.041	$0.060		$0.081	$0.122

Capital gains	—		—	—	—		—	—

Total	$0.101		$0.033	$0.041	$0.060		$0.081	$0.122

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$8.41	$8.92	$7.57	$7.97	$8.05	$8.34	$8.31	$8.68

10/31/11	8.55	9.07	7.69	8.10	8.18	8.48	8.45	8.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.42%	6.06%	5.68%	5.68%	5.67%	5.67%	5.95%	5.73%	6.16%	6.56%

10 years	27.56	20.28	18.33	18.33	18.41	18.41	21.44	17.15	24.65	30.49
Annual average	2.46	1.86	1.70	1.70	1.70	1.70	1.96	1.60	2.23	2.70

5 years	–18.28	–23.00	–21.29	–22.78	–21.32	–21.32	–20.19	–22.96	–19.22	–17.16
Annual average	–3.96	–5.09	–4.68	–5.04	–4.68	–4.68	–4.41	–5.08	–4.18	–3.70

3 years	–5.16	–10.62	–7.31	–10.02	–7.27	–7.27	–6.53	–9.79	–5.90	–4.38
Annual average	–1.75	–3.67	–2.50	–3.46	–2.48	–2.48	–2.23	–3.38	–2.01	–1.48

1 year	–4.60	–10.06	–5.38	–10.09	–5.41	–6.35	–5.01	–8.33	–4.87	–4.35

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses for the fiscal
year ended 10/31/10*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Annualized expense ratio for the six-month period
ended 10/31/11†‡	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.03% from annualizing the performance fee adjustment for the six months ended 10/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.52	$10.02	$10.02	$8.85	$7.69	$5.35

Ending value (after expenses)	$861.00	$857.30	$858.10	$858.30	$859.60	$862.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.07	$10.87	$10.87	$9.60	$8.34	$5.80

Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,015.68	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June  17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July  1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 130, 107 and 94 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed continued concern about your fund’s general underperformance, and in particular its fourth quartile performance over the three- and five-year periods ended December 31, 2010, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance in 2007 and 2008 suffered because the portfolio manager’s investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, and that more recently, in 2010, the European sovereign debt crisis hurt fund performance. The Trustees noted that at the end of January 2011, a new portfolio manager had taken sole responsibility for managing the fund’s investments. They noted that the new portfolio manager had not yet managed the fund for a sufficiently long period of time to allow for definitive conclusions about the new portfolio manager’s performance, but that there had been a recent improvement in the fund’s relative performance. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the fund), including the fund’s portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2011

The fund’s portfolio 10/31/11

COMMON STOCKS (96.9%)*	Shares	Value

Airlines (0.3%)
Qantas Airways, Ltd. (Australia) †	1,609,071	$2,698,244

		2,698,244
Automobiles (2.8%)
Dongfeng Motor Group Co., Ltd. (China)	2,062,000	3,365,382

Fiat SpA (Italy) S	674,207	4,122,153

Ford Motor Co. †	268,400	3,134,912

Nissan Motor Co., Ltd. (Japan)	861,600	7,937,804

Porsche Automobil Holding SE (Preference) (Germany)	72,744	4,244,818

		22,805,069
Beverages (2.1%)
Anheuser-Busch InBev NV (Belgium)	119,851	6,654,069

Beam, Inc.	42,200	2,085,946

Coca-Cola Enterprises, Inc.	284,893	7,640,830

		16,380,845
Building products (0.5%)
Owens Corning, Inc. †	147,100	4,174,698

		4,174,698
Chemicals (5.9%)
Agrium, Inc. (Canada)	52,600	4,336,762

CF Industries Holdings, Inc.	99,300	16,113,411

K&S AG (Germany)	62,975	3,990,974

Lanxess AG (Germany)	64,683	3,801,295

Monsanto Co.	152,800	11,116,200

Potash Corp. of Saskatchewan, Inc. (Canada)	152,600	7,222,558

		46,581,200
Commercial banks (4.5%)
Banco Santander Brasil (Brazil)	740,600	6,664,688

China Construction Bank Corp. (China)	2,888,000	2,099,235

Sberbank of Russia ADR (Russia) †	689,243	7,420,161

Standard Chartered PLC (United Kingdom)	91,181	2,124,173

Wells Fargo & Co.	680,172	17,623,257

		35,931,514
Communications equipment (3.2%)
Cisco Systems, Inc.	293,800	5,444,114

Juniper Networks, Inc. †	286,500	7,010,655

Nokia Corp. ADR (Finland) S	1,333,100	8,971,763

Qualcomm, Inc.	74,400	3,839,040

		25,265,572
Computers and peripherals (2.7%)
Asustek Computer, Inc. (Taiwan)	824,720	5,733,438

Fujitsu, Ltd. (Japan)	597,000	3,188,407

Gemalto NV (Netherlands)	78,974	3,577,682

Lenovo Group, Ltd. (China)	12,954,000	8,713,939

		21,213,466
Construction and engineering (0.5%)
KBR, Inc.	148,400	4,141,844

		4,141,844
Consumer finance (1.1%)
Capital One Financial Corp. S	187,400	8,556,684

		8,556,684

COMMON STOCKS (96.9%)* cont.	Shares	Value

Diversified financial services (1.7%)
JPMorgan Chase & Co.	320,400	$11,137,104

ORIX Corp. (Japan)	30,130	2,632,616

		13,769,720
Diversified telecommunication services (3.7%)
AT&T, Inc.	142,800	4,185,468

CenturyLink, Inc.	113,900	4,016,114

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	227,300	11,620,236

Verizon Communications, Inc.	259,700	9,603,706

		29,425,524
Electrical equipment (1.6%)
Mitsubishi Electric Corp. (Japan)	831,000	7,651,906

Schneider Electric SA (France)	87,044	5,041,899

		12,693,805
Electronic equipment, instruments, and components (2.2%)
Hitachi, Ltd. (Japan)	753,000	4,041,523

TE Connectivity, Ltd. (Switzerland)	128,900	4,582,395

Unimicron Technology Corp. (Taiwan)	3,961,000	5,102,207

Vishay Intertechnology, Inc. †	324,668	3,490,181

		17,216,306
Energy equipment and services (3.1%)
Baker Hughes, Inc.	42,300	2,452,977

National Oilwell Varco, Inc.	118,300	8,438,339

Oceaneering International, Inc.	164,840	6,895,257

Oil States International, Inc. †	94,000	6,543,340

		24,329,913
Food and staples retail (0.7%)
Wal-Mart Stores, Inc.	97,500	5,530,200

		5,530,200
Food products (1.1%)
Corn Products International, Inc.	124,100	6,018,850

Kerry Group PLC Class A (Ireland)	65,376	2,436,578

		8,455,428
Gas utilities (0.4%)
Tokyo Gas Co., Ltd. (Japan)	793,000	3,406,184

		3,406,184
Health-care equipment and supplies (1.7%)
Covidien PLC (Ireland)	85,100	4,003,104

Edwards Lifesciences Corp. †	38,100	2,873,502

St. Jude Medical, Inc.	76,000	2,964,000

Stryker Corp.	76,300	3,655,533

		13,496,139
Health-care providers and services (2.8%)
Aetna, Inc.	268,349	10,669,556

UnitedHealth Group, Inc.	241,500	11,589,585

		22,259,141
Hotels, restaurants, and leisure (2.7%)
Compass Group PLC (United Kingdom)	950,060	8,623,115

Ctrip.com Int’l, Ltd. ADR (China) † S	65,900	2,297,274

Home Inns & Hotels Management, Inc. ADR (China) † S	56,000	1,912,960

Las Vegas Sands Corp. †	69,200	3,248,940

SJM Holdings, Ltd. (Hong Kong)	1,054,000	1,782,542

TUI Travel PLC (United Kingdom)	1,178,563	3,217,052

		21,081,883

COMMON STOCKS (96.9%)* cont.	Shares	Value

Household durables (0.9%)
Lennar Corp.	122,100	$2,019,534

Persimmon PLC (United Kingdom)	386,856	3,085,495

Toll Brothers, Inc. †	109,800	1,914,912

		7,019,941
Independent power producers and energy traders (0.5%)
Electric Power Development Co. (Japan)	150,000	3,737,475

		3,737,475
Industrial conglomerates (0.8%)
Siemens AG ADR (Germany)	32,100	3,369,537

Tyco International, Ltd.	67,900	3,092,845

		6,462,382
Insurance (2.9%)
Aflac, Inc.	70,000	3,156,300

Allianz SE (Germany)	27,839	3,110,032

AON Corp.	43,400	2,023,308

AXA SA (France)	241,311	3,876,924

Marsh & McLennan Cos., Inc.	144,700	4,430,714

Prudential Financial, Inc.	80,000	4,336,000

Swiss Re AG (Switzerland) †	41,146	2,250,528

		23,183,806
Internet and catalog retail (0.7%)
Blue Nile, Inc. † S	51,200	2,310,656

Priceline.com, Inc. †	6,900	3,503,268

		5,813,924
Internet software and services (1.9%)
Open Text Corp. (Canada) †	69,800	4,259,196

Telecity Group PLC (United Kingdom) †	819,988	7,860,288

Tencent Holdings, Ltd. (China)	120,700	2,764,632

		14,884,116
IT services (2.0%)
Accenture PLC Class A	267,400	16,113,524

		16,113,524
Leisure equipment and products (0.5%)
Sankyo Co., Ltd. (Japan)	81,500	4,259,261

		4,259,261
Machinery (1.2%)
Fiat Industrial SpA (Italy) †	233,224	2,013,628

Metso Corp. OYJ (Finland)	111,483	4,295,687

Pall Corp.	67,100	3,433,507

		9,742,822
Media (0.3%)
Fuji Media Holdings, Inc. (Japan)	1,556	2,236,466

		2,236,466
Metals and mining (4.0%)
BHP Billiton, Ltd. (Australia)	89,641	3,509,357

First Quantum Minerals, Ltd. (Canada)	158,400	3,322,944

Fortescue Metals Group, Ltd. (Australia)	1,273,959	6,344,372

Newcrest Mining, Ltd. (Australia)	244,303	8,606,076

Rio Tinto PLC (United Kingdom)	93,424	5,051,757

Xstrata PLC (United Kingdom)	293,768	4,894,025

		31,728,531

COMMON STOCKS (96.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels (9.6%)
Apache Corp.	25,600	$2,550,528

BG Group PLC (United Kingdom)	753,624	16,331,680

Canadian Natural Resources, Ltd. (Canada)	112,600	3,980,410

Exxon Mobil Corp.	108,600	8,480,574

Gazprom OAO (Russia) †	1,528,301	9,063,941

Inpex Corp. (Japan)	960	6,315,875

Lukoil OAO ADR (Russia)	85,887	4,971,251

Marathon Oil Corp.	150,100	3,907,103

Newfield Exploration Co. †	51,800	2,085,468

Noble Energy, Inc.	30,000	2,680,200

Royal Dutch Shell PLC Class A (United Kingdom)	364,910	12,941,253

Tullow Oil PLC (United Kingdom)	109,155	2,450,165

		75,758,448
Pharmaceuticals (5.5%)
Allergan, Inc.	22,900	1,926,348

Astellas Pharma, Inc. (Japan)	225,400	8,224,208

Eli Lilly & Co.	132,000	4,905,120

Pfizer, Inc.	683,963	13,173,127

Sanofi (France)	156,078	11,172,577

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	101,400	4,142,190

		43,543,570
Real estate management and development (1.4%)
Henderson Land Development Co., Ltd. (Hong Kong)	1,424,000	7,701,187

Mitsui Fudosan Co., Ltd. (Japan)	193,000	3,192,004

		10,893,191
Semiconductors and semiconductor equipment (1.1%)
First Solar, Inc. †	45,100	2,244,627

Samsung Electronics Co., Ltd. (South Korea)	7,870	6,826,729

		9,071,356
Software (4.2%)
Adobe Systems, Inc. †	163,600	4,811,476

Intuit, Inc.	91,389	4,904,848

Konami Corp. (Japan)	179,800	5,885,024

Nuance Communications, Inc. †	291,300	7,713,624

Oracle Corp.	122,800	4,024,156

Salesforce.com, Inc. †	42,200	5,619,774

		32,958,902
Specialty retail (3.9%)
Cia Hering (Brazil)	105,600	2,358,832

Industria de Diseno Textil (Inditex) SA (Spain)	90,681	8,208,787

Kingfisher PLC (United Kingdom)	1,114,217	4,607,942

Lowe’s Cos., Inc.	222,600	4,679,052

Signet Jewelers, Ltd. (Bermuda) †	52,900	2,280,519

Staples, Inc.	129,800	1,941,808

TJX Cos., Inc. (The)	33,000	1,944,690

Yamada Denki Co., Ltd. (Japan)	70,470	5,078,842

		31,100,472

COMMON STOCKS (96.9%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.9%)
Christian Dior SA (France)	22,774	$3,212,241

Hanesbrands, Inc. †	152,700	4,026,699

		7,238,940
Tobacco (4.7%)
British American Tobacco (BAT) PLC (United Kingdom)	219,911	10,063,632

Japan Tobacco, Inc. (Japan)	1,940	9,725,770

Lorillard, Inc.	17,200	1,903,352

Philip Morris International, Inc.	228,400	15,958,308

		37,651,062
Trading companies and distributors (2.4%)
Mitsui & Co., Ltd. (Japan)	510,000	7,441,664

W.W. Grainger, Inc.	66,600	11,409,246

		18,850,910
Wireless telecommunication services (2.2%)
China Mobile, Ltd. (China)	523,500	4,988,775

NTT DoCoMo, Inc. (Japan)	5,642	9,965,827

Vodafone Group PLC ADR (United Kingdom)	76,300	2,124,195

		17,078,797

Total common stocks (cost $756,885,992)		$768,741,275

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value

U.S. Treasury Note 4.125% 5/15/15 [i]	$134,000	$153,332

Total U.S. treasury obligations (cost $153,332)		$153,332

SHORT-TERM INVESTMENTS (6.6%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	26,738,320	$26,738,320

Putnam Money Market Liquidity Fund 0.05% [e]	21,664,825	21,664,825

SSgA Prime Money Market Fund 0.03% P	480,000	480,000

U.S. Treasury Bills with an effective yield of 0.054%,
February 9, 2012	$459,000	458,930

U.S. Treasury Bills with an effective yield of 0.096%,
November 17, 2011	240,000	239,990

U.S. Treasury Bills with an effective yield of 0.100%,
December 1, 2011	120,000	119,990

U.S. Treasury Bills with effective yields ranging from
0.055% to 0.077%, July 26, 2012 ##	2,341,000	2,339,754

U.S. Treasury Bills with effective yields ranging from
0.070% to 0.083%, June 28, 2012	272,000	271,865

Total short-term investments (cost $52,313,674)		$52,313,674

TOTAL INVESTMENTS

Total investments (cost $809,352,998)		$821,208,281

Key to holding’s abbreviations

ADR	American Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $792,973,071.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $285,419 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	47.4%	Brazil	1.1%

Japan	13.4	Spain	1.0

United Kingdom	10.5	South Korea	0.9

China	3.3	Switzerland	0.9

France	2.9	Belgium	0.8

Canada	2.9	Ireland	0.8

Russia	2.7	Italy	0.8

Australia	2.7	Israel	0.5

Germany	2.3	Netherlands	0.5

Finland	1.7	Other	0.3

Taiwan	1.4	Total	100.0%

Hong Kong	1.2

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $257,737,738)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Australian Dollar	Buy	11/16/11	$5,712,189	$5,210,988	$501,201

	British Pound	Sell	11/16/11	2,140,461	2,065,041	(75,420)

	Canadian Dollar	Buy	11/16/11	354,431	337,312	17,119

	Euro	Sell	11/16/11	3,322,485	3,201,824	(120,661)

	Norwegian Krone	Sell	11/16/11	3,345,406	3,171,503	(173,903)

	Swedish Krona	Sell	11/16/11	415,939	393,739	(22,200)

	Swiss Franc	Buy	11/16/11	7,225,315	6,936,228	289,087

	Barclays Bank PLC

	British Pound	Sell	11/16/11	813,806	784,777	(29,029)

	Euro	Sell	11/16/11	997,230	960,682	(36,548)

	Hong Kong Dollar	Sell	11/16/11	8,558,129	8,540,776	(17,353)

	Japanese Yen	Sell	11/16/11	7,998,262	8,116,115	117,853

	Norwegian Krone	Buy	11/16/11	41,450	39,172	2,278

	Swedish Krona	Buy	11/16/11	4,097,480	3,871,815	225,665

	Swiss Franc	Buy	11/16/11	1,894,094	1,817,715	76,379

	Citibank, N.A.

	Australian Dollar	Buy	11/16/11	1,871,588	1,706,321	165,267

	British Pound	Buy	11/16/11	817,504	788,531	28,973

	Canadian Dollar	Buy	11/16/11	2,676,789	2,547,120	129,669

	Danish Krone	Buy	11/16/11	3,204,960	3,208,097	(3,137)

	Euro	Sell	11/16/11	2,796,892	2,694,490	(102,402)

	Hong Kong Dollar	Sell	11/16/11	2,508,130	2,504,061	(4,069)

	Norwegian Krone	Sell	11/16/11	2,570,512	2,436,973	(133,539)

	Singapore Dollar	Sell	11/16/11	1,170,620	1,120,272	(50,348)

	Swedish Krona	Sell	11/16/11	945,641	896,170	(49,471)

	Swiss Franc	Buy	11/16/11	177,867	170,702	7,165

	Credit Suisse AG

	Australian Dollar	Sell	11/16/11	1,060,626	966,798	(93,828)

	British Pound	Buy	11/16/11	1,544,013	1,487,352	56,661

	Canadian Dollar	Buy	11/16/11	3,891,023	3,703,488	187,535

	Euro	Sell	11/16/11	2,760,229	2,651,029	(109,200)

	Japanese Yen	Buy	11/16/11	736,519	753,241	(16,722)

	Norwegian Krone	Sell	11/16/11	2,192,206	2,076,501	(115,705)

	Swedish Krona	Buy	11/16/11	77,104	72,971	4,133

	Swiss Franc	Buy	11/16/11	10,318,216	9,894,018	424,198

	Deutsche Bank AG

	British Pound	Sell	11/16/11	2,960,536	2,855,485	(105,051)

	Canadian Dollar	Sell	11/16/11	765,528	728,827	(36,701)

	Euro	Buy	11/16/11	1,253,731	1,207,838	45,893

	Swedish Krona	Buy	11/16/11	1,377,924	1,303,603	74,321

	Swiss Franc	Buy	11/16/11	1,248,486	1,197,787	50,699

	Goldman Sachs International

	Australian Dollar	Buy	11/16/11	5,535,961	5,047,382	488,579

	British Pound	Buy	11/16/11	208,998	201,596	7,402

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $257,737,738) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Euro	Sell	11/16/11	$3,969,550	$3,825,476	$(144,074)

	Japanese Yen	Sell	11/16/11	5,453,009	5,558,711	105,702

	Norwegian Krone	Sell	11/16/11	5,307,827	5,032,169	(275,658)

	Swedish Krona	Sell	11/16/11	2,146,573	2,034,099	(112,474)

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/16/11	1,029,379	939,558	89,821

	British Pound	Sell	11/16/11	2,911,824	2,805,857	(105,967)

	Euro	Sell	11/16/11	6,459,995	6,218,387	(241,608)

	Hong Kong Dollar	Sell	11/16/11	4,565,179	4,556,566	(8,613)

	Norwegian Krone	Buy	11/16/11	1,637,282	1,550,853	86,429

	Swiss Franc	Buy	11/16/11	1,151,520	1,104,324	47,196

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	11/16/11	1,126,803	1,028,128	(98,675)

	British Pound	Sell	11/16/11	4,467,733	4,022,097	(445,636)

	Canadian Dollar	Sell	11/16/11	1,125,375	1,071,974	(53,401)

	Euro	Buy	11/16/11	3,716,368	3,580,436	135,932

	Euro	Sell	11/16/11	3,664,348	3,641,610	(22,738)

	Hong Kong Dollar	Sell	11/16/11	7,729,380	7,717,238	(12,142)

	Japanese Yen	Sell	11/16/11	10,365,681	10,540,930	175,249

	Norwegian Krone	Buy	11/16/11	689,842	652,334	37,508

	Singapore Dollar	Buy	11/16/11	5,200,969	4,972,532	228,437

	Swedish Krona	Sell	11/16/11	328,639	310,688	(17,951)

	Swiss Franc	Buy	11/16/11	476,856	457,477	19,379

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/16/11	984,980	898,789	86,191

	British Pound	Buy	11/16/11	2,199,784	2,121,139	78,645

	Canadian Dollar	Buy	11/16/11	5,668,896	5,381,530	287,366

	Euro	Buy	11/16/11	2,434,137	2,871,725	(437,588)

	Israeli Shekel	Buy	11/16/11	1,169,401	1,135,621	33,780

	Japanese Yen	Sell	11/16/11	7,101,448	7,241,559	140,111

	Swedish Krona	Buy	11/16/11	2,059,043	1,946,839	112,204

	Swiss Franc	Sell	11/16/11	1,211,227	1,159,486	(51,741)

State Street Bank and Trust Co.

	Australian Dollar	Sell	11/16/11	1,366,157	1,245,424	(120,733)

	Canadian Dollar	Buy	11/16/11	4,398,700	4,238,901	159,799

	Euro	Buy	11/16/11	10,481,149	10,241,234	239,915

	Israeli Shekel	Buy	11/16/11	1,169,429	1,134,737	34,692

	Norwegian Krone	Sell	11/16/11	3,485,833	3,304,406	(181,427)

	Swedish Krona	Buy	11/16/11	6,398,721	6,064,592	334,129

UBS AG

	Australian Dollar	Sell	11/16/11	3,226,803	2,941,621	(285,182)

	British Pound	Sell	11/16/11	207,712	200,415	(7,297)

	Canadian Dollar	Buy	11/16/11	1,004,623	955,693	48,930

	Euro	Buy	11/16/11	5,258,975	5,068,444	190,531

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $257,737,738) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Israeli Shekel	Sell	11/16/11	$3,901,341	$3,783,478	$(117,863)

	Norwegian Krone	Buy	11/16/11	18,044,128	17,111,678	932,450

	Swedish Krona	Sell	11/16/11	197,414	187,083	(10,331)

	Swiss Franc	Buy	11/16/11	4,598,332	4,413,145	185,187

Westpac Banking Corp.

	Australian Dollar	Buy	11/16/11	816,227	743,864	72,363

	British Pound	Buy	11/16/11	2,735,622	2,638,790	96,832

	Canadian Dollar	Buy	11/16/11	2,279,132	2,168,592	110,540

	Euro	Sell	11/16/11	3,132,391	3,018,317	(114,074)

	Japanese Yen	Sell	11/16/11	3,446,351	3,514,072	67,721

Total						$2,876,656

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$37,574,056	$63,981,900	$—

Consumer staples	39,137,486	28,880,049	—

Energy	57,078,137	43,010,224	—

Financials	57,928,055	34,406,860	—

Health care	59,902,065	19,396,785	—

Industrials	29,621,677	29,143,028	—

Information technology	83,029,373	53,693,869	—

Materials	42,111,875	36,197,856	—

Telecommunication services	19,929,483	26,574,838	—

Utilities	—	7,143,659	—

Total common stocks	426,312,207	342,429,068	—

U.S. Treasury Obligations	—	153,332	—

Short-term investments	22,144,825	30,168,849	—

Totals by level	$448,457,032	$372,751,249	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,876,656	$—

Totals by level	$—	$2,876,656	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value, including $23,324,467 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $760,949,853)	$772,805,136
Affiliated issuers (identified cost $48,403,145) (Notes 1 and 6)	48,403,145

Foreign currency (cost $943,520) (Note 1)	912,269

Dividends, interest and other receivables	3,889,790

Receivable for shares of the fund sold	202,321

Receivable for investments sold	9,784,280

Unrealized appreciation on forward currency contracts (Note 1)	7,014,378

Total assets	843,011,319

LIABILITIES

Payable for investments purchased	15,938,022

Payable for shares of the fund repurchased	1,185,775

Payable for compensation of Manager (Note 2)	449,292

Payable for investor servicing fees (Note 2)	97,748

Payable for custodian fees (Note 2)	40,060

Payable for Trustee compensation and expenses (Note 2)	440,354

Payable for administrative services (Note 2)	3,117

Payable for distribution fees (Note 2)	185,798

Unrealized depreciation on forward currency contracts (Note 1)	4,137,722

Collateral on securities loaned, at value (Note 1)	26,738,320

Collateral on certain derivative contracts, at value (Note 1)	633,332

Other accrued expenses	188,708

Total liabilities	50,038,248

Net assets	$792,973,071

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$1,273,318,091

Undistributed net investment income (Note 1)	16,014,752

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(511,044,648)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	14,684,876

Total — Representing net assets applicable to capital shares outstanding	$792,973,071

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($721,574,720 divided by 84,379,496 shares)	$8.55

Offering price per class A share (100/94.25 of $8.55)*	$9.07

Net asset value and offering price per class B share ($24,596,782 divided by 3,196,872 shares)**	$7.69

Net asset value and offering price per class C share ($11,986,957 divided by 1,480,046 shares)**	$8.10

Net asset value and redemption price per class M share ($12,172,816 divided by 1,487,738 shares)	$8.18

Offering price per class M share (100/96.50 of $8.18)*	$8.48

Net asset value, offering price and redemption price per class R share
($1,179,909 divided by 139,681 shares)	$8.45

Net asset value, offering price and redemption price per class Y share
($21,461,887 divided by 2,431,014 shares)	$8.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $1,366,487)	$21,007,161

Interest (including interest income of $13,848 from investments in affiliated issuers) (Note 6)	16,236

Securities lending (Note 1)	89,919

Total investment income	21,113,316

EXPENSES

Compensation of Manager (Note 2)	6,471,264

Investor servicing fees (Note 2)	2,864,511

Custodian fees (Note 2)	134,602

Trustee compensation and expenses (Note 2)	77,211

Administrative services (Note 2)	25,600

Distribution fees — Class A (Note 2)	2,019,266

Distribution fees — Class B (Note 2)	310,625

Distribution fees — Class C (Note 2)	135,243

Distribution fees — Class M (Note 2)	101,088

Distribution fees — Class R (Note 2)	6,808

Other	427,481

Total expenses	12,573,699

Expense reduction (Note 2)	(195,186)

Net expenses	12,378,513

Net investment income	8,734,803

Net realized gain on investments (Notes 1 and 3)	25,628,779

Net realized gain on foreign currency transactions (Note 1)	6,366,959

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,294,434

Net unrealized depreciation of investments during the year	(14,482,760)

Net gain on investments	19,807,412

Net increase in net assets resulting from operations	$28,542,215

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$8,734,803	$11,160,525

Net realized gain on investments
and foreign currency transactions	31,995,738	27,633,434

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(12,188,326)	52,780,979

Net increase in net assets resulting from operations	28,542,215	91,574,938

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,371,224)	(22,291,693)

Class B	(143,522)	(1,008,356)

Class C	(68,247)	(307,225)

Class M	(97,264)	(331,894)

Class R	(12,403)	(38,312)

Class Y	(278,212)	(626,801)

Increase in capital from settlement payments (Note 7)	1,555,613	496,702

Redemption fees (Note 1)	300	5,002

Decrease from capital share transactions (Note 4)	(107,284,526)	(109,123,549)

Total decrease in net assets	(87,157,270)	(41,651,188)

NET ASSETS

Beginning of year	880,130,341	921,781,529

End of year (including undistributed net investment
income of $16,014,752 and $9,368,580, respectively)	$792,973,071	$880,130,341

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
October 31, 2011	$8.41	.09	.13	.22	(.10)	(.10)	—	.02 [e,f]	$8.55	2.85	$721,575	1.38	1.02	87
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	—	— [b,g]	8.41	10.87	796,770	1.42	1.29	125
October 31, 2009	6.55	.15	1.10 [h]	1.25	(.01)	(.01)	—	— [b,i,j]	7.79	19.13 [h]	821,586	1.42 [k]	2.22 [k]	105
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	—	—	6.55	(48.72)	834,994	1.30 [k]	1.31 [k]	96
October 31, 2007	10.64	.11	2.56	2.67	(.18)	(.18)	—	—	13.13	25.36	1,923,100	1.25 [k]	.90 [k]	84

Class B
October 31, 2011	$7.57	.02	.11	.13	(.03)	(.03)	—	.02 [e,f]	$7.69	2.01	$24,597	2.13	.25	87
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	—	— [b,g]	7.57	10.15	34,938	2.17	.55	125
October 31, 2009	5.94	.09	.99 [h]	1.08	—	—	—	— [b,i,j]	7.02	18.18 [h]	48,621	2.17 [k]	1.52 [k]	105
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	—	—	5.94	(49.13)	71,660	2.05 [k]	.49 [k]	96
October 31, 2007	9.67	.02	2.33	2.35	(.10)	(.10)	—	—	11.92	24.44	255,746	2.00 [k]	.15 [k]	84

Class C
October 31, 2011	$7.97	.02	.13	.15	(.04)	(.04)	—	.02 [e,f]	$8.10	2.14	$11,987	2.13	.27	87
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	—	— [b,g]	7.97	10.00	13,543	2.17	.54	125
October 31, 2009	6.26	.09	1.05 [h]	1.14	—	—	—	— [b,i,j]	7.40	18.21 [h]	14,315	2.17 [k]	1.48 [k]	105
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	—	—	6.26	(49.08)	15,385	2.05 [k]	.55 [k]	96
October 31, 2007	10.19	.02	2.45	2.47	(.10)	(.10)	—	—	12.56	24.44	38,138	2.00 [k]	.15 [k]	84

Class M
October 31, 2011	$8.05	.05	.12	.17	(.06)	(.06)	—	.02 [e,f]	$8.18	2.35	$12,173	1.88	.52	87
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	—	— [b,g]	8.05	10.29	13,348	1.92	.79	125
October 31, 2009	6.30	.11	1.06 [h]	1.17	—	—	—	— [b,i,j]	7.47	18.57 [h]	14,007	1.92 [k]	1.72 [k]	105
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	—	—	6.30	(48.99)	14,015	1.80 [k]	.81 [k]	96
October 31, 2007	10.25	.05	2.46	2.51	(.12)	(.12)	—	—	12.64	24.75	34,459	1.75 [k]	.40 [k]	84

Class R
October 31, 2011	$8.31	.07	.13	.20	(.08)	(.08)	—	.02 [e,f]	$8.45	2.65	$1,180	1.63	.79	87
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	—	— [b,g]	8.31	10.64	1,246	1.67	1.03	125
October 31, 2009	6.48	.13	1.09 [h]	1.22	—	—	—	— [b,i,j]	7.70	18.83 [h]	1,484	1.67 [k]	1.94 [k]	105
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	—	—	6.48	(48.86)	1,195	1.55 [k]	1.08 [k]	96
October 31, 2007	10.57	.08	2.54	2.62	(.17)	(.17)	—	—	13.02	25.06	1,266	1.50 [k]	.66 [k]	84

Class Y
October 31, 2011	$8.68	.12	.13	.25	(.12)	(.12)	—	.02 [e,f]	$8.83	3.12	$21,462	1.13	1.27	87
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	—	— [b,g]	8.68	11.30	20,286	1.17	1.54	125
October 31, 2009	6.76	.17	1.13 [h]	1.30	(.04)	(.04)	—	— [b,i,j]	8.02	19.34 [h]	21,769	1.16 [k]	2.51 [k]	105
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	—	—	6.76	(48.59)	23,986	1.05 [k]	1.59 [k]	96
October 31, 2007	10.97	.14	2.63	2.77	(.20)	(.20)	—	—	13.54	25.65	35,250	1.00 [k]	1.16 [k]	84

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

October 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

The Global Equity Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing mainly in common stocks (growth or value stocks or both) of mid-size and large companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applied to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $295,000,000 on forward currency contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,018,973 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $198,673 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $580,651.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $24,607,214. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $26,738,320.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $510,443,848 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$224,492,177	October 31, 2016

285,951,671	October 31, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover and on restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $7,882,241 to increase undistributed net investment income and $11,569,551 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,687,310.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$60,132,365
Unrealized depreciation	(48,877,882)

Net unrealized appreciation	11,254,483
Undistributed ordinary income	18,758,635
Capital loss carryforward	(510,443,848)
Cost for federal income tax purposes	809,953,798

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion,
0.615%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.70% of the fund’s average net assets before an increase of $233,867 (0.03% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,338 under the expense offset arrangements and by $191,848 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $568, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,812 and $791 from the sale of class A and class M shares, respectively, and received $29,381 and $276 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $40 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $760,264,321 and $864,469,545, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	3,752,181	$34,076,040	4,266,943	$34,247,401

Shares issued in connection with
reinvestment of distributions	993,044	8,602,101	2,609,433	20,823,276

	4,745,225	42,678,141	6,876,376	55,070,677

Shares repurchased	(15,106,561)	(135,968,208)	(17,657,125)	(140,604,232)

Net decrease	(10,361,336)	$(93,290,067)	(10,780,749)	$(85,533,555)

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	251,953	$2,059,625	349,996	$2,523,395

Shares issued in connection with
reinvestment of distributions	17,708	138,841	135,039	976,329

	269,661	2,198,466	485,035	3,499,724

Shares repurchased	(1,688,566)	(13,820,913)	(2,793,069)	(20,207,624)

Net decrease	(1,418,905)	$(11,622,447)	(2,308,034)	$(16,707,900)

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	103,171	$874,336	120,415	$915,525

Shares issued in connection with
reinvestment of distributions	7,592	62,636	36,931	281,044

	110,763	936,972	157,346	1,196,569

Shares repurchased	(329,471)	(2,838,508)	(394,275)	(3,001,500)

Net decrease	(218,708)	$(1,901,536)	(236,929)	$(1,804,931)

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	53,145	$456,843	58,989	$453,555

Shares issued in connection with
reinvestment of distributions	11,180	93,017	42,063	322,621

	64,325	549,860	101,052	776,176

Shares repurchased	(234,372)	(2,019,909)	(319,259)	(2,444,438)

Net decrease	(170,047)	$(1,470,049)	(218,207)	$(1,668,262)

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	47,179	$415,635	40,252	$316,358

Shares issued in connection with
reinvestment of distributions	1,444	12,379	4,844	38,264

	48,623	428,014	45,096	354,622

Shares repurchased	(58,870)	(505,312)	(87,896)	(700,620)

Net decrease	(10,247)	$(77,298)	(42,800)	$(345,998)

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	525,161	$5,091,959	155,427	$1,268,263

Shares issued in connection with
reinvestment of distributions	29,910	266,800	73,759	605,557

	555,071	5,358,759	229,186	1,873,820

Shares repurchased	(461,721)	(4,281,888)	(604,128)	(4,936,723)

Net increase (decrease)	93,350	$1,076,871	(374,942)	$(3,062,903)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$7,014,378	Payables	$4,137,722

Total		$7,014,378		$4,137,722

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$6,358,469	$6,358,469

Total	$6,358,469	$6,358,469

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$2,423,446	$2,423,446

Total	$2,423,446	$2,423,446

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $13,848 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $349,608,572 and $351,406,345, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,468,543 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $32,064 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $13,838,724 or $0.15 per share (for all classes of shares). Taxes paid to foreign countries were $1,366,487 or $0.01 per share (for all classes of shares).

The fund designated 41.05% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 94.97%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $23,930 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	BSA Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Investment Sub-Advisor	Robert L. Reynolds	Judith Cohen
The Putnam Advisory	President	Vice President, Clerk and
Company, LLC		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Michael Higgins
	Principal Executive	Vice President, Senior Associate
Marketing Services	Officer, Treasurer and	Treasurer and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Custodian	Principal Financial Officer	Proxy Manager
State Street Bank
and Trust Company	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
Legal Counsel	Treasurer and Principal	Assistant Treasurer
Ropes & Gray LLP	Accounting Officer

Independent Registered	Beth S. Mazor
Public Accounting Firm	Vice President
KPMG LLP
Robert R. Leveille
Trustees	Vice President and
Jameson A. Baxter, Chair	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN006
270982 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$58,738	$--	$4,550	$ —
October 31, 2010	$50,688	$--	$4,300	$ —

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,550 and $4,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$ —	$ —	$ —

October 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011